UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

GRANT ENTERPRISES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-127259	74-3130469
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

12100 Wilshire Blvd. Suite 702, Los Angeles, California 90025	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 979-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On July 12, 2007, the Company filed an amendment to its certificate of incorporation in the state of Delaware to effectuate  the 5-1 forward stock split undertaken by the Company in February 2007.

On July 12, 2007, the Board of Directors of the Company authorized an amendment to the Company’s bylaws to reflect that an action can be taken by the Company with majority written consent of the shareholders.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

	Exhibit Number	Description

	3.1	Certificate of Amendment
	3.2	First Amendment to the Bylaws of Grant Enterprises, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT ENTERPRISES, INC.

Dated: July 12, 2007	By:	/s/ Shahin Shadmer
Shahin Shadmer
President